               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                          FORM 8-K

              Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934



Date of Report(Date of earliest event reported)   May 27, 1998
                                                ----------------

                 AK STEEL HOLDING CORPORATION
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   (Exact name of registrant as specified in its charter)


    DELAWARE             File No. 1-13696         31-1401455
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(State or other      (Commission file number)   (IRS employer
jurisdiction of                                 identification
incorporation)                                  number)


  703 Curtis Street, Middletown, Ohio           45043
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(Address of principal executive offices)      (Zip code)


Registrant's telephone number, including area code: (513) 425-5000
                                                     -------------


                         Not Applicable
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 (Former name or former address, if changed since last report)

Item 5.   Other Events.
          ------------
          On May 21, 1998, AK Steel Holding Corporation (the "Company") filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation increasing the amount of Common Stock authorized for issuance from 75,000,000 to 200,000,000 shares.


Item 7.   Exhibits.
          ---------


          (a)  Financial Statements of business acquired:

               Not applicable.

          (b)  Pro Forma financial information:

               Not applicable.

          (c)  Exhibit:

               3.1.1 Certificate of Amendment, dated May 21, 1998, to Certificate of Incorporation

                        Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        AK STEEL HOLDING CORPORATION



                       /s/ John G. Hritz
                           -------------------------------
                           Vice President, General Counsel
                           and Secretary


Dated:  May 27, 1998

              AK STEEL HOLDING CORPORATION


                     FORM 8-K
                   CURRENT REPORT

                   Exhibit Index
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Exhibit No. Description                            Page
----------  -----------                            ----

  3.1.1     Certificate of Amendment of Certificate  5
            of Incorporation